UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21407

Nuveen Diversified Dividend and Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2019

Nuveen Closed-End Funds

JDD	Nuveen Diversified Dividend and Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chairman’s Letter to Shareholders

Dear Shareholders,

The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes continue to drive short-term market volatility and weigh on longer-term outlooks. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and its trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Acknowledging similar concerns, the U.S. Federal Reserve recently lowered its benchmark interest rate 0.25% for the first time in a decade and will stop reducing its bond portfolio sooner than planned to help stimulate the U.S. economy. As the current U.S. economic expansion has reached the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.

Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating but still expanding, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Some central banks have begun to adjust monetary policy to help sustain growth and others continue to emphasize their readiness to act, while China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.

The opportunity set may be narrower, but we believe there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 23, 2019

Portfolio Managers’ Comments

Nuveen Diversified Dividend and Income Fund (JDD)

JDD invests approximately equal proportions of its managed assets across four complementary strategies, each managed by a separate, specialized sub-adviser.

NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC (Nuveen) is the sub-adviser for the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. James T. Stephenson, CFA, and Thomas J. Ray, CFA serve as the Fund’s portfolio management team.

The real estate securities strategy portion of the Fund consisting of a portfolio focused on dividend-paying common Real Estate Investment Trusts (REITs) is managed by a team at Security Capital Research & Management Incorporated, (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin W. Bedell lead the management team. On September 3, 2019 (subsequent to the close of the reporting period), Nathan J. Gear, CFA, will be added as a portfolio manager.

Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen, is the sub-adviser for the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. The Symphony management team for the Fund is led by Scott Caraher. On May 23, 2019, Jenny Rhee was added as a portfolio manager to the Nuveen Diversified Dividend and Income Fund.

Wellington Management Company LLP (Wellington Management) is the sub-adviser for the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. James W. Valone, CFA, heads the management team. On July 1, 2019 (subsequent to the close of the reporting period), Kevin Murphy was added as a portfolio manager.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management review their management strategies and the performance of the Fund for the six-month reporting period ended June 30, 2019.

What were the key strategies used to manage the Fund during this six-month reporting period ended June 30, 2019?

The Fund’s investment objectives are high current income and total return, while utilizing equity and debt strategies focused on providing current income, total return potential and reducing U.S. interest rate sensitivity. In its efforts to achieve these objectives, the Fund is managed by specialists in several non-traditional asset classes and invests primarily

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

in 1) U.S. and foreign dividend paying common stocks, 2) dividend paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least 40%, but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

For the dividend paying equity portion of the Fund’s portfolio, NWQ continued to focus on obtaining an attractive total return with a dividend yield at least 100 bps above the MSCI World Index. NWQ employs a value based approach from their bottom up analysis. They look for attractive absolute valuation, positive risk/reward with downside risk management characteristics and catalysts that can drive a positive revaluation of companies. They believe improved capital allocation policies and the return of capital to shareholders can be a positive catalyst in two significant ways. Higher dividends add to the total return of a company and the discipline shown in rewarding shareholders can lead to a higher valuation. NWQ has seen many companies significantly increase their shareholder remuneration through share repurchases and higher dividends.

In managing the real estate portion of the Fund’s portfolio, Security Capital seeks to maintain property type and geographic diversification in selecting common equity securities, while taking into account important company-specific influences, including, cash flow generating potential, property location quality, balance sheet flexibility and the management team to name only a few. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security, with a focus on securities that Security Capital believes will be best positioned to generate sustainable net income and potential price appreciation over the long-run. Throughout the latter half of 2018, the portfolio continued to consolidate a number of equity positions as a result of its focus on delivering a high conviction, diversified portfolio of securities. As of June 30, 2019, the portfolio allocations were 98.7% common stocks and 1.3% cash equivalents.

In the senior loan and other debt portion of the Fund’s portfolio, Symphony continued to manage and monitor senior loan market risks. The overall macroeconomic backdrop during the reporting period remained supportive of the leveraged loan (loan) asset class. The Fund’s capital remained invested in issuers with strong credit profiles among noninvestment grade debt while offering attractive current income and yield. Fundamentally, Symphony feels that many of these companies have stable businesses, good asset coverage for senior debt holders and could perform well in a stable to slow growth environment.

The emerging market debt portion of the Fund, which is managed by Wellington Management, invests in a diversified portfolio of emerging markets fixed income instruments through the combination of comprehensive top-down quantitative and macroeconomic analysis and detailed bottom-up sovereign credit research.

How did the Fund perform during this six-month reporting period ended June 30, 2019?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and ten-year periods ended June 30, 2019. The Fund’s total returns on net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period ended June 30, 2019, JDD underperformed the S&P 500®, but outperformed its comparative Blended Index.

NWQ

The dividend paying equity portion of the Fund’s portfolio, managed by NWQ, contributed to the Fund’s performance versus its blended benchmark, but underperformed it corresponding market index. Positive stock selection in the communications services, information technology and utilities sectors contributed to the Fund’s performance. This was offset by weakness in the financials, consumer staples and industrials sectors.

Geographically, performance benefited from stock selection in the United States. Investments in Europe, the Middle East and the Pacific ex-Japan lagged and were a headwind for the Fund’s relative return for the reporting period.

Individual holdings that positively contributed to performance included financial sector holding, Citigroup Inc. The financial services sector saw a sharp rebound after the sell-off at the end of 2018. Also contributing to performance was technology sector holding, Cypress Semiconductor Corp, which saw strong price appreciation following the announcement of Infineon’s acquisition of the chipmaker in an all-cash deal. Lastly, Nintendo Co. Ltd. positively contributed to performance as optimism over Nintendo Switch hardware sales rose. Nintendo announced a partnership with Tencent to begin distributing the Nintendo Switch in China at a future date and the company forecasted hardware unit sales of 18 million in Fiscal 2020, an increase of 1 million units year-over-year.

Several individual holdings detracted from portfolio performance, particularly our financial sector holdings. Unicaja Banco SA was the leading detractor in the Fund’s portfolio. Unicaja detracted from performance following the announcement that the company had abandoned its plans to merge with Liberbank. Additionally the potential for European Central Bank (ECB) rate cuts and the effect on net interest income pushed shares lower. We continue to hold Unicaja. Challenger Ltd/Australia also detracted from performance coming off a weak fourth quarter 2018 in which the company lowered earnings expectations due to lower volume growth, lower yield on its investment portfolio and regulatory uncertainty regarding annuities. Lastly, Imperial Brands PLC underperformed due to investor concerns regarding the evolution of the tobacco industry, increased regulation and scrutiny in the U.S. and a slowdown in performance of its reduced nicotine risk product, myblu. Challenger Ltd/Australia and Imperial Brands were both eliminated from the Fund during the reporting period.

Security Capital

The real estate portion of the Fund managed by Security Capital contributed to the Fund’s performance, outperforming the blended benchmark but underperforming its corresponding market index. Within the Fund’s common equity holdings, there were distinctive differences by property type with the underlying themes and influences reflecting company-specific factors, earlier period performance differentials and, importantly, shifting investor expectations colored by macro-economic trends.

In this context, leading performance contributors by major property type were the office and industrial companies. Underperformance from the office companies was broad based but more centered on the New York-Washington corridor where owners faced significant pressure on new net lease economics due to competition from new construction and significant capital costs required to introduce amenities that will appeal to tenants who are focused on attracting and retaining millennial talent. The Fund benefited from a strong bias toward west coast office exposure versus east coast/New York City office in this segment. For the industrial segment, both the traditional warehouse companies and the data center companies generated strong performance. Traditional warehouse companies continued to see robust user demand, the result of a strong economy and the logistics demands of serving the booming online economy. While warehouse supply pipelines were active and a continued focus of wary investors, industrial markets remained generally balanced particularly with the shift to more infill locations closer to urban centers. The data center companies continued to be volatile quarter to quarter as investors responded to strong demand but also a capital intensive growth profile and active supply pipelines. The top three securities in the portfolio that had the biggest positive impact on the portfolio performance were an underweighted position in Simon Property Group, Inc. and overweight positions in Cyrus One Inc. and CoreSite Realty Corp. The Fund no longer holds its position in Cyrus One.

During the reporting period, the Fund’s relative performance versus the Wilshire U.S. Real Estate Securities Index portion of the Blended Index was constrained by common equity investments in self-storage, regional malls and hotel companies. Self-storage companies continue to exhibit steady property operations, though investors have been wary of moderating net operating income (NOI) growth rates and the corrosive impact on operations of elevated new construction levels. However, with healthy user demand, low capital expenditure requirements and limited obsolescence risk, equity pricing for the self-storage companies has been more insulated from many of the concerns weighing on other property segments. For the mall companies, investors have been highly cautious regarding the shifting retailing landscape in the context of

Portfolio Managers’ Comments (continued)

accelerating online sales and the associated shifts in strategy by retailers, including store closures and bankruptcies. In addition, gaining control and repurposing of department stores is a significant and unique challenge for mall companies. Finally, hotel companies have been volatile quarter-to-quarter and align well with a strong economy. However, investors appear focused on a number of corrosive factors notably elevated levels of new hotel construction, wage and property tax pressures weighing on operating margins and the inability to acquire assets on accretive economics. The bottom three performing companies in the portfolio for the reporting period were Taubman Centers Inc, Macerich Co and Senior Housing Properties Trust, all of which we continue to hold in the Fund.

Symphony

The senior loan sleeve managed by Symphony was positive on a total return basis during the reporting period, which was beneficial to Fund performance, returning 5.6% versus 5.4% for the corresponding market index but underperformed the Blended Index.

The senior loan portion of the Fund is invested predominantly in first-lien, senior secured corporate loans. Symphony prefers to focus on issuers that have strong asset coverage, defensible businesses and generally larger loan facilities. Throughout the reporting period, Symphony generally believed that these larger loan facilities offered better risk/return dynamics following a liquidity driven sell-off late in 2018.

Despite consistent outflows from retail investors throughout the reporting period, loans performed well in the first half of 2019. While outflows from retail investors have occurred amid a more benign rate environment, institutional demand for loans has remained strong. Further, while concerns have escalated regarding a slowdown in global growth, loan credit fundamentals remain largely intact and new issue supply has been quite manageable. However, it is worth noting that higher quality assets have generally outperformed while lower quality assets, such as those rated CCC, have lagged the market. This was particularly evident during June 2019. This is characteristic of a market in which risk aversion has remained somewhat elevated and where managers prefer to focus on performing assets with strong balance sheets and access to capital.

The Fund benefited from exposure to larger, more liquid positions and better quality assets which outperformed the overall market during the reporting period. Much of this was driven by deeper discounts of these assets at the beginning of the reporting period following the sell-off in the market in late 2018. The sell-off late in 2018 can be characterized as putting acute pressure on larger positions and better quality assets within the market as mutual funds faced redemptions and were forced sellers of these loans to fund redemptions.

Sectors benefiting performance included information technology, as well as consumer durables and media/telecom. Thematically, many outperformers during the reporting period were larger, better quality assets that sold-off in the fourth quarter of 2018 and led the market rally during the reporting period. These include the American Airlines, Inc. Term Loan, Burger King Corporation, as well as restaurant food supplier US Foods, Inc.

Detracting from performance was security selection within the financials sector. In particular, the loan of mortgage service company, Walter Investment Management Corporation detracted from performance. The distressed issuer has most recently been in the process of looking for buyers for the company. We continue to hold Walter Investment Management Corporation in the Fund.

Wellington Management

The emerging market debt portion of the Fund managed by Wellington contributed to performance.

In the emerging market debt portion, Wellington favored issuers in Eastern Europe and the Middle East over Asia and Latin America. In terms of external sovereign debt, Wellington favored Eastern European and former Soviet countries with strong fiscal performance aiding fundamentals such as Bulgaria, Azerbaijan and Croatia. We also favored select frontier markets with International Monetary Fund (IMF) and strong reform stories. Gulf Cooperation Council (GCC)

countries with reform momentum and attractive valuations relative to credit quality, specifically Saudi Arabia and Qatar, were also favored. In contrast, Wellington was underweight investment grade countries in Latin America where valuations are tight, including Panama, Chile and Peru. Wellington also maintained underweights to Asian countries where valuations were tight, including Malaysia and the Philippines.

Wellington kept relatively low exposure to local markets and corporate debt throughout the reporting period. Local markets debt exposure was primarily via currency where Wellington favored a moderate allocation to currency across a basket of countries including Brazil, Russia and Indonesia. Corporate exposure was more attractive as fundamentals remained healthy. Bottom-up pockets of opportunity in Brazil and China offered attractive value relative to sovereign debt with a more resilient credit profile.

The portfolio modestly underperformed the JPMorgan Emerging Markets Bond Index portion of the Blended Index over the first half of 2019. Developed markets duration positioning drove relative underperformance, with our underweight to credit spread duration also detracting. In contrast, country allocation contributed to performance, with security selection, currency positioning, and local rates positioning also having a positive impact.

During the reporting period, at the country level, overweight country allocations to the United Arab Emirate early in the reporting period, Qatar and Turkey, as well as an underweight to Costa Rica detracted from performance. Negative security selection, specifically an underweight exposure to short- and select mid-dated external sovereign debt in Ecuador, also proved unfavorable. In contrast, at the country level, an out-of-benchmark allocation to Greece, an overweight to Egypt and an underweight to Lebanon contributed to performance. A lack of exposure to external debt in the Philippines also proved favorable. Finally, an allocation to local rates, an underweight exposure to external sovereign debt and favoring external quasi-sovereign debt as well as external corporate debt in Brazil, had a positive impact on performance.

Additionally, the Fund continued to utilize forward foreign currency contracts to reduce the currency risk of select local currency denominated emerging market bonds, as well as actively manage certain currency exposures in an attempt to benefit from potential appreciation. In aggregate, these contracts had a negligible impact on overall performance during the reporting period.

The Fund also used futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage yield curve exposure. These positions had a negligible impact on performance during the reporting period.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmark was the Fund’s use of leverage through bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Fund’s use of leverage had a positive impact on total return performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts impact on total return performance was negative during this reporting period.

As of June 30, 2019, the Fund’s percentages of leverage are as shown in the accompanying table.

JDD
Effective Leverage*	30.15%
Regulatory Leverage*	30.15%
*

Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time, borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2019	Draws	Paydowns	June 30, 2019	Average Balance Outstanding	Draws	Paydowns	August 27, 2019
$97,900,000	$ —	$ —	$97,900,000	$97,900,000	$ —	$ —	$97,900,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

10

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31, 2019, the date of the distribution data included within the Fund’s most recent distribution notice at the time this report was prepared. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•

The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•

Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•

Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of May 31, 2019

	Per Share Distributions						Annualized Total Return on NAV
Inception Date	Quarterly	Monthly Equivalent	Monthly Net Investment Income¹	YTD Net Realized Gain/Loss²	Inception Unrealized Gain/Loss²	Current Distribution Rate on NAV³	1-Year	5-Year	YTD	YTD Distribution Rate on NAV[4]
9/2003	$0.2175	$0.0725	$0.0425	$(0.6856)	$0.9591	7.71%	1.69%	4.78%	11.37%	3.86%

[1]

NII is net investment income, which is expressed as a monthly amount using a six-month average. Approximately 25% of JDD, net income represents net REIT cash flow which may consist of income, capital gains, and/or a return of capital.

[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

Common Share Information (continued)

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of May 31, 20191

	Current Quarter			Calendar YTD
	Estimated Source of Distribution			Estimated Per Share Amounts
Per Share Distribution	Net Investment Income²	Realized Gains	Return of Capital³	Distributions[4]	Net Investment Income²	Realized Gains	Return of Capital³
$0.2175	54.4%	0.0%	45.6%	$0.4350	$0.2368	$ —	$0.1982

[1]

The Fund owns REIT securities which attribute their distributions to various sources, including net investment income, realized gains and return of capital. The estimates above are based on prior year attributions percentages, which can be expected to differ, at least slightly, from the actual final attributions for the current year.

[2]	Net investment income is a projection through the end of the current quarter based on the most recent month-end data.
[3]

Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

[4]	Includes the most recent quarterly distribution declaration.

Change in Method of Publishing Nuveen Closed-End Fund Distribution Amounts

Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

COMMON SHARE REPURCHASES

During August 2019, (subsequent to the close of the reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2019, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JDD
Common shares cumulatively repurchased and retired	475,000
Common shares authorized for repurchase	1,975,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2019, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JDD
Common share NAV	$11.49
Common share price	$10.65
Premium/(Discount) to NAV	(7.31)%
6-month average premium/(discount) to NAV	(8.60)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Diversified Dividend and Income Fund (JDD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. Real estate investments may suffer due to economic downturns and changes in commercial real estate values, rents, property taxes, interest rates and tax laws. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JDD.

JDD	Nuveen Diversified Dividend and Income Fund Performance Overview and Holding Summaries as of June 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JDD at Common Share NAV	15.59%	5.37%	5.26%	11.57%
JDD at Common Share Price	20.24%	(0.15)%	6.84%	13.90%
Blended Index (Comparative Benchmark)	12.92%	8.64%	6.26%	10.58%
S&P 500® Index	18.54%	10.42%	10.71%	14.70%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	36.7%
REIT Common Stocks	36.4%
Emerging Market Debt and Foreign Corporate Bonds	36.1%
Variable Rate Senior Loan Interests	31.8%
Structured Notes	0.4%
Corporate Bonds	0.0%
Common Stock Rights	0.0%
Warrants	0.0%
Repurchase Agreements	3.1%
Investment Companies	1.6%
Other Assets Less Liabilities	(2.9)%
Net Assets Plus Borrowings	143.2%
Borrowings	(43.2)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AAA	0.2%
AA	1.8%
A	4.8%
BBB	28.2%
BB or Lower	64.6%
N/R (not rated)	0.4%
Total	100%

Portfolio Composition

(% of total investments)

REIT Common Stocks	24.9%
Emerging Market Debt and Foreign Corporate Bonds	24.7%
Banks	3.8%
Oil, Gas & Consumable Fuels	3.0%
Software	2.9%
Pharmaceuticals	2.7%
Hotels, Restaurants & Leisure	2.5%
Media	2.5%
Diversified Telecommunication Services	2.0%
Insurance	1.9%
Capital Markets	1.6%
Health Care Providers & Services	1.5%
Airlines	1.5%
Multi-Utilities	1.5%
Repurchase Agreements	2.1%
Investment Companies	1.1%
Other	19.8%
Total	100%

REIT Common Stocks

Top Five Industries

(% of total investments)

Residential	5.5%
Specialized	5.2%
Office	4.3%
Retail	2.9%
Health Care	2.4%

Country Allocation1

(% of total investments)

United States	57.7%
Germany	3.8%
United Kingdom	2.8%
Japan	2.7%
Russia	1.7%
France	1.7%
Croatia	1.2%
Turkey	1.1%
Netherlands	1.1%
Canada	1.0%
Egypt	1.0%
Ireland	0.9%
Spain	0.9%
Saudi Arabia	0.9%
Argentina	0.9%
Azerbaijan	0.9%
Other	19.7%
Total	100%

1	Includes 24.8% (as a percentage of total investments) in emerging market countries.
REIT	Real Estate Investment Trust

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 10, 2019 for JDD; at this meeting the shareholders were asked to elect Board Members.

JDD
Common Shares
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	17,439,243
Withhold	960,768
Total	18,400,011
Carole E. Stone
For	17,532,242
Withhold	867,769
Total	18,400,011
Margaret L. Wolff
For	17,603,326
Withhold	796,685
Total	18,400,011
William C. Hunter
For	17,560,842
Withhold	839,169
Total	18,400,011

JDD	Nuveen Diversified Dividend and Income Fund Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 141.4% (96.8% of Total Investments)

	COMMON STOCKS – 36.7% (25.1% of Total Investments)

	Air Freight & Logistics – 1.2%

82,675	Deutsche Post AG, (2)	$2,719,743

	Airlines – 1.2%

47,750	Delta Air Lines Inc	2,709,812

	Automobiles – 0.5%

21,234	Daimler AG, (2)	1,184,259

	Banks – 5.5%

646,146	AIB Group PLC	2,642,099
26,018	Bank of NT Butterfield & Son Ltd	883,571
23,958	CIT Group Inc	1,258,753
42,984	Citigroup Inc	3,010,170
224,178	ING Groep NV	2,593,739
11,510	JPMorgan Chase & Co	1,286,818
951,500	Unicaja Banco SA, 144A, (2), (3)	849,522
	Total Banks	12,524,672

	Biotechnology – 0.6%

18,639	Gilead Sciences Inc	1,259,251

	Capital Markets – 1.9%

39,299	AURELIUS Equity Opportunities SE & Co KGaA, (2)	1,870,051
266,070	Daiwa Securities Group Inc, (2)	1,168,164
94,906	Deutsche Boerse AG, (2)	1,336,277
	Total Capital Markets	4,374,492

	Chemicals – 1.3%

41,225	Corteva Inc	1,219,023
21,553	DuPont de Nemours Inc	1,617,984
	Total Chemicals	2,837,007

	Diversified Telecommunication Services – 1.2%

27,720	Nippon Telegraph & Telephone Corp, (2)	1,288,841
112,755	Telefonica Brasil SA	1,465,541
	Total Diversified Telecommunication Services	2,754,382

	Electric Utilities – 0.6%

29,170	FirstEnergy Corp	1,248,768

	Electrical Equipment – 0.6%

15,500	Eaton Corp PLC	1,290,840

	Energy Equipment & Services – 0.0%

3,685	Transocean Ltd	23,621

	Entertainment – 1.5%

6,700	Nintendo Co Ltd, (2)	2,458,221
28,334	Viacom Inc	846,336
	Total Entertainment	3,304,557

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	Food Products – 0.6%

143,927	Orkla ASA	$1,270,875

	Health Care Providers & Services – 0.0%

6,594	Millennium Health LLC, (2), (3)	99
6,140	Millennium Health LLC, (3), (4)	6,723
5,767	Millennium Health LLC, (3), (4)	5,738
	Total Health Care Providers & Services	12,560

	Household Durables – 0.7%

101,424	Sekisui House Ltd, (2)	1,671,123

	Industrial Conglomerates – 0.9%

16,319	Siemens AG, (2)	1,942,864

	Insurance – 2.7%

37,666	Ageas, (2)	1,960,150
5,515	Allianz SE, (2)	1,330,086
25,755	CNA Financial Corp	1,212,288
9,340	RenaissanceRe Holdings Ltd	1,662,614
	Total Insurance	6,165,138

	Marine – 0.0%

262	HGIM Corp, (2), (3)	3,668

	Media – 0.3%

24,320	Clear Channel Outdoor Holdings Inc, (3)	114,790
9,180	Cumulus Media Inc, (3)	170,289
655,185	Hibu plc, (2), (3)	144,141
10,343	iHeartMedia Inc, (2), (3)	163,678
2,099	Metro-Goldwyn-Mayer Inc, (2), (3)	140,282
3,185	Tribune Co, (4)	1,752
	Total Media	734,932

	Multi-Utilities – 2.1%

85,800	Engie SA, (2)	1,301,027
99,900	National Grid PLC, (2)	1,062,422
99,395	Veolia Environnement SA, (2)	2,420,306
	Total Multi-Utilities	4,783,755

	Oil, Gas & Consumable Fuels – 4.2%

15,459	Chevron Corp	1,923,718
98,270	Enterprise Products Partners LP	2,837,055
63,315	Equitrans Midstream Corp	1,247,939
52,725	Suncor Energy Inc	1,642,911
32,600	TOTAL SA	1,818,754
	Total Oil, Gas & Consumable Fuels	9,470,377

	Pharmaceuticals – 3.4%

31,119	AstraZeneca PLC	1,284,592
18,120	Bayer AG, (2)	1,256,809
27,910	Bristol-Myers Squibb Co	1,265,719
63,030	GlaxoSmithKline PLC	2,522,461
38,155	Roche Holding AG, (2)	1,339,240
	Total Pharmaceuticals	7,668,821

	Real Estate Management & Development – 0.4%

191,200	Great Eagle Holdings Ltd, (2)	821,758

	Semiconductors & Semiconductor Equipment – 1.3%

3,298	Broadcom Inc	949,362
55,125	Cypress Semiconductor Corp	1,225,980
47,249	Infineon Technologies AG, (2)	839,600
	Total Semiconductors & Semiconductor Equipment	3,014,942

Shares	Description (1)	Value

	Software – 1.7%

14,787	Microsoft Corp, (10)	$1,980,867
34,820	Oracle Corp, (10)	1,983,695
	Total Software	3,964,562

	Specialty Retail – 0.4%

363,250	Kingfisher PLC, (2)	990,103

	Technology Hardware, Storage & Peripherals – 0.5%

35,700	Samsung Electronics Co Ltd, (2)	1,183,967

	Tobacco – 0.8%

24,190	Philip Morris International Inc	1,899,641

	Trading Companies & Distributors – 0.6%

80,600	Mitsui & Co Ltd, (2)	1,315,625
	Total Common Stocks (cost $74,876,048)	83,146,115

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST (REIT) COMMON STOCKS – 36.4% (24.9% of Total Investments)

	Diversified – 1.8%

78,950	Liberty Property Trust	$3,950,658

	Health Care – 3.5%

122,425	HCP Inc	3,915,151
122,800	Senior Housing Properties Trust	1,015,556
19,825	Ventas Inc	1,355,039
20,900	Welltower Inc	1,703,977
	Total Health Care	7,989,723

	Hotels – 2.3%

191,717	Host Hotels & Resorts Inc	3,493,084
32,175	Pebblebrook Hotel Trust	906,691
64,025	Sunstone Hotel Investors Inc	877,783
	Total Hotels	5,277,558

	Industrial – 2.7%

77,023	Prologis Inc	6,169,543

	Office – 6.2%

18,675	Alexandria Real Estate Equities Inc	2,634,856
7,850	Boston Properties Inc	1,012,650
52,400	Brandywine Realty Trust	750,368
45,200	Cousins Properties Inc	1,634,884
81,200	Douglas Emmett Inc	3,235,008
64,475	Hudson Pacific Properties Inc	2,145,083
36,425	Kilroy Realty Corp	2,688,529
	Total Office	14,101,378

	Residential – 8.0%

144,325	American Homes 4 Rent, Class A	3,508,540
78,923	Apartment Investment & Management Co, Class A	3,955,621
22,150	AvalonBay Communities Inc	4,500,437
51,325	Equity Residential	3,896,594
85,875	Invitation Homes Inc	2,295,439
	Total Residential	18,156,631

	Retail – 4.2%

116,375	Kimco Realty Corp	2,150,610
37,916	Macerich Co	1,269,807

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Shares		Description (1)				Value

		Retail (continued)

375		Saul Centers Inc				$21,049
12,610		Simon Property Group Inc				2,014,573
49,400		Taubman Centers Inc				2,017,002
74,650		Weingarten Realty Investors				2,046,903
		Total Retail				9,519,944

		Specialized – 7.7%

24,100		CoreSite Realty Corp				2,775,597
27,350		Digital Realty Trust Inc				3,221,557
6,575		Equinix Inc				3,315,707
40,025		Life Storage Inc				3,805,577
17,849		Public Storage				4,251,096
		Total Specialized				17,369,534
		Total Real Estate Investment Trust (REIT) Common Stocks (cost $62,444,588)				82,534,969

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS – 36.1% (24.7% of Total Investments)

		Angola – 0.6%

$335		Angolan Government International Bond, 144A	8.250%	5/09/28	B3	$358,490
320		Angolan Government International Bond, 144A	9.375%	5/08/48	B3	352,416
640		Angolan Government International Bond, Reg S	8.250%	5/09/28	B3	685,009
		Total Angola				1,395,915

		Argentina – 1.3%

540		Argentine Republic Government International Bond	6.875%	1/26/27	B	433,080
383		Argentine Republic Government International Bond	5.875%	1/11/28	B	291,080
150	EUR	Argentine Republic Government International Bond	5.250%	1/15/28	B	123,509
150		Argentine Republic Government International Bond	6.625%	7/06/28	B	115,726
160		Argentine Republic Government International Bond	3.750%	12/31/38	B	93,402
150		Argentine Republic Government International Bond	7.625%	4/22/46	B	118,875
200		Argentine Republic Government International Bond	6.875%	1/11/48	B	148,002
231		Autonomous City of Buenos Aires Argentina, 144A	8.950%	2/19/21	B	232,886
310		Autonomous City of Buenos Aires Argentina, 144A	7.500%	6/01/27	B	290,628
320		Autonomous City of Buenos Aires Argentina, Reg S	7.500%	6/01/27	B	300,003
210		Provincia de Buenos Aires/Argentina, 144A	9.125%	3/16/24	B	175,352
220		Provincia de Buenos Aires/Argentina, 144A	7.875%	6/15/27	B	163,352
171		Provincia de Cordoba, 144A	7.125%	6/10/21	B	148,770
76		YPF SA, 144A	8.750%	4/04/24	B2	76,927
139		YPF SA, 144A	6.950%	7/21/27	B	126,101
100		YPF SA, 144A	7.000%	12/15/47	B	85,750
50		YPF SA, Reg S	8.500%	7/28/25	B2	50,017
		Total Argentina				2,973,460

		Armenia – 0.3%

655		Republic of Armenia International Bond, Reg S	7.150%	3/26/25	B1	752,379

		Azerbaijan – 1.3%

1,110		Republic of Azerbaijan International Bond, Reg S	4.750%	3/18/24	BB+	1,166,765
150		Republic of Azerbaijan International Bond, Reg S	5.125%	9/01/29	BB+	156,726
615		Republic of Azerbaijan International Bond, Reg S	3.500%	9/01/32	BB+	579,545
210		Republic of Azerbaijan International Bond, Reg S	3.500%	9/01/32	BB+	197,893
200		Southern Gas Corridor CJSC, 144A	6.875%	3/24/26	BB+	231,831
330		Southern Gas Corridor CJSC, Reg S	6.875%	3/24/26	BB+	382,859
210		State Oil Co of the Azerbaijan Republic, Reg S	6.950%	3/18/30	BB+	248,367
		Total Azerbaijan				2,963,986

		Bermuda – 0.1%

200		Bermuda Government International Bond, 144A	4.750%	2/15/29	A+	220,500

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Brazil – 1.1%

$255		Banco do Brasil SA/Cayman, 144A	4.750%	3/20/24	Ba2	$266,526
200		Banco do Brasil SA/Cayman, Reg S	4.625%	1/15/25	Ba2	207,400
200		Braskem Netherlands Finance BV, Reg S	4.500%	1/10/28	BBB–	202,300
1,218	BRL	Brazil Notas do Tesouro Nacional Serie F	10.000%	1/01/29	BB–	369,906
215		Brazilian Government International Bond	4.625%	1/13/28	BB–	225,535
225		Centrais Eletricas Brasileiras SA, Reg S	5.750%	10/27/21	BB–	235,097
205		CSN Resources SA, 144A	7.625%	4/17/26	B2	217,343
200		Minerva Luxembourg SA, Reg S	6.500%	9/20/26	BB–	208,280
200		Minerva Luxembourg SA, Reg S	5.875%	1/19/28	BB–	200,000
91		Petrobras Global Finance BV	5.999%	1/27/28	Ba2	96,733
80		Petrobras Global Finance BV	6.900%	3/19/49	Ba2	85,200
200		Suzano Austria GmbH, 144A	6.000%	1/15/29	BBB–	218,000
		Total Brazil				2,532,320

		British Virgin Islands – 0.4%

430		State Grid Overseas Investment 2016 Ltd, 144A	3.500%	5/04/27	A+	445,057
450		State Grid Overseas Investment 2016 Ltd, 144A	4.250%	5/02/28	A+	493,513
		Total British Virgin Islands				938,570

		Bulgaria – 0.1%

185	EUR	Bulgaria Government International Bond, Reg S	3.125%	3/26/35	Baa2	254,014

		Chile – 0.6%

200		Celulosa Arauco y Constitucion SA	4.500%	8/01/24	BBB	210,250
200		Celulosa Arauco y Constitucion SA, 144A	5.500%	4/30/49	BBB	210,500
225		Chile Government International Bond	3.500%	1/25/50	A	229,275
260		Corp Nacional del Cobre de Chile, 144A	3.625%	8/01/27	A+	269,038
200		Empresa Nacional del Petroleo, 144A	5.250%	11/06/29	A	226,479
200		Empresa Nacional del Petroleo, 144A	4.500%	9/14/47	A	204,250
		Total Chile				1,349,792

		China – 0.5%

210		China Evergrande Group, Reg S	8.250%	3/23/22	B2	202,348
200		Industrial & Commercial Bank of China Ltd, Reg S	4.875%	9/21/25	BBB+	215,791
200		Shimao Property Holdings Ltd, Reg S	4.750%	7/03/22	BBB–	201,456
380		Sinopec Group Overseas Development 2012 Ltd, Reg S	4.875%	5/17/42	A+	440,517
		Total China				1,060,112

		Colombia – 0.6%

280		Colombia Government International Bond	4.500%	3/15/29	Baa2	305,760
220		Colombia Government International Bond	5.000%	6/15/45	Baa2	242,770
260		Ecopetrol SA	5.875%	9/18/23	BBB	287,950
200		Millicom International Cellular SA, 144A	6.250%	3/25/29	BB+	214,622
200		Transportadora de Gas Internacional SA ESP, 144A	5.550%	11/01/28	BBB	224,700
		Total Colombia				1,275,802

		Costa Rica – 0.1%

250		Costa Rica Government International Bond, Reg S	7.000%	4/04/44	B+	248,128

		Cote d“Ivoire – 0.4%

390		Ivory Coast Government International Bond, 144A	6.125%	6/15/33	Ba3	363,184
595		Ivory Coast Government International Bond, Reg S	6.125%	6/15/33	Ba3	554,088
		Total Cote d’Ivoire				917,272

		Croatia – 1.7%

145		Croatia Government International Bond, Reg S	6.625%	7/14/20	BBB–	150,568
710		Croatia Government International Bond, Reg S	6.375%	3/24/21	BBB–	753,554
675		Croatia Government International Bond, Reg S	5.500%	4/04/23	BBB–	746,325
1,155		Croatia Government International Bond, Reg S	6.000%	1/26/24	BBB–	1,324,055
125	EUR	Croatia Government International Bond, Reg S	3.000%	3/11/25	BBB–	162,574

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Croatia (continued)

335	EUR	Croatia Government International Bond, Reg S	3.000%	3/20/27	BBB–	$443,892
210	EUR	Croatia Government International Bond, Reg S	2.750%	1/27/30	BBB–	277,014
		Total Croatia				3,857,982

		Dominican Republic – 1.1%

165		Dominican Republic International Bond, 144A	6.600%	1/28/24	BB–	182,945
480		Dominican Republic International Bond, 144A	6.400%	6/05/49	BB–	502,205
423		Dominican Republic International Bond, Reg S	7.500%	5/06/21	BB–	445,558
285		Dominican Republic International Bond, Reg S	6.600%	1/28/24	BB–	315,997
100		Dominican Republic International Bond, Reg S	6.875%	1/29/26	BB–	112,876
545		Dominican Republic International Bond, Reg S	7.450%	4/30/44	BB–	631,524
290		Dominican Republic International Bond, Reg S	6.850%	1/27/45	BB–	317,191
		Total Dominican Republic				2,508,296

		Ecuador – 0.6%

561		Ecuador Government International Bond, 144A	9.650%	12/13/26	B–	607,288
255		Ecuador Government International Bond, 144A	7.875%	1/23/28	B–	252,134
355		Ecuador Government International Bond, 144A	10.750%	1/31/29	B–	400,266
200		Ecuador Government International Bond, Reg S	7.950%	6/20/24	B–	209,502
		Total Ecuador				1,469,190

		Egypt – 1.4%

305		Egypt Government International Bond, 144A	6.588%	2/21/28	B+	307,629
815		Egypt Government International Bond, 144A	7.600%	3/01/29	B+	859,295
200		Egypt Government International Bond, 144A	8.700%	3/01/49	B+	215,000
1,045		Egypt Government International Bond, Reg S	6.588%	2/21/28	B+	1,054,008
200		Egypt Government International Bond, Reg S	7.600%	3/01/29	B+	210,913
400		Egypt Government International Bond, Reg S	8.500%	1/31/47	B+	423,231
200		Egypt Government International Bond, Reg S	8.700%	3/01/49	B+	214,856
		Total Egypt				3,284,932

		Ethiopia – 0.3%

600		Ethiopia International Bond, Reg S	6.625%	12/11/24	B1	625,260

		Gabon – 0.3%

200		Gabon Government International Bond, Reg S	6.375%	12/12/24	B	197,928
445		Gabon Government International Bond, Reg S	6.950%	6/16/25	B	444,413
		Total Gabon				642,341

		Georgia – 0.2%

335		Georgia Government International Bond, Reg S	6.875%	4/12/21	Ba2	352,655

		Ghana – 0.4%

200		Ghana Government International Bond, 144A	7.875%	3/26/27	B	210,420
435		Ghana Government International Bond, 144A	8.125%	3/26/32	B	441,619
250		Ghana Government International Bond, 144A	8.627%	6/16/49	B	252,062
		Total Ghana				904,101

		Greece – 0.6%

200	EUR	Hellenic Republic Government Bond, 144A, Reg S	4.375%	8/01/22	BB–	250,981
350	EUR	Hellenic Republic Government Bond, 144A, Reg S	3.450%	4/02/24	BB–	436,917
490	EUR	Hellenic Republic Government Bond, Reg S	3.500%	1/30/23	BB–	603,999
		Total Greece				1,291,897

		Guatemala – 0.1%

205		Guatemala Government Bond, 144A	4.900%	6/01/30	BB	210,638

		Honduras – 0.2%

360		Honduras Government International Bond, Reg S	6.250%	1/19/27	BB–	386,554

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Hungary – 1.2%

$894		Hungary Government International Bond	6.375%	3/29/21	BBB	$954,256
1,084		Hungary Government International Bond	5.375%	2/21/23	BBB	1,192,433
196		Hungary Government International Bond	5.750%	11/22/23	BBB	222,091
390		MFB Magyar Fejlesztesi Bank Zrt, Reg S	6.250%	10/21/20	BBB	407,552
		Total Hungary				2,776,332

		India – 0.1%

200		Greenko Dutch BV, Reg S	5.250%	7/24/24	Ba2	196,488

		Indonesia – 0.9%

200		Indonesia Government International Bond, Reg S	4.350%	1/08/27	Baa2	213,664
220		Indonesia Government International Bond, Reg S	4.625%	4/15/43	BBB	232,567
350		Indonesia Government International Bond, Reg S	5.250%	1/08/47	Baa2	403,871
200,000	IDR	International Bank for Reconstruction & Development	7.450%	8/20/21	AAA	14,370
3,100,000	IDR	International Finance Corp	8.000%	10/09/23	AAA	230,753
200		Medco Oak Tree Pte Ltd, 144A	7.375%	5/14/26	B+	200,574
200		Minejesa Capital BV, Reg S	4.625%	8/10/30	Baa3	202,212
250		Minejesa Capital BV, Reg S	5.625%	8/10/37	Baa3	262,288
200		Perusahaan Listrik Negara PT, 144A	5.450%	5/21/28	Baa2	221,528
		Total Indonesia				1,981,827

		Israel – 0.4%

875		Israel Electric Corp Ltd, 144A, Reg S	4.250%	8/14/28	BBB	909,790

		Jamaica – 0.4%

350		Jamaica Government International Bond	6.750%	4/28/28	B	397,254
130		Jamaica Government International Bond	8.000%	3/15/39	B	160,551
200		Jamaica Government International Bond	7.875%	7/28/45	B	247,002
		Total Jamaica				804,807

		Jordan – 0.4%

200		Jordan Government International Bond, 144A	7.375%	10/10/47	B+	205,880
400		Jordan Government International Bond, Reg S	5.750%	1/31/27	B+	404,703
200		Jordan Government International Bond, Reg S	7.375%	10/10/47	B+	205,743
		Total Jordan				816,326

		Kazakhstan – 0.7%

330		Development Bank of Kazakhstan JSC, Reg S	6.500%	6/03/20	Baa3	339,622
100	EUR	Kazakhstan Government International Bond, Reg S	2.375%	11/09/28	BBB	123,107
380		KazMunayGas National Co JSC, 144A	3.875%	4/19/22	Baa3	387,980
395		KazMunayGas National Co JSC, 144A	5.750%	4/19/47	Baa3	446,765
200		KazMunayGas National Co JSC, 144A	6.375%	10/24/48	Baa3	238,300
		Total Kazakhstan				1,535,774

		Kenya – 0.4%

400		Kenya Government International Bond, 144A	7.000%	5/22/27	B+	417,580
200		Kenya Government International Bond, 144A	8.000%	5/22/32	B+	211,323
265		Kenya Government International Bond, Reg S	7.250%	2/28/28	B+	274,450
		Total Kenya				903,353

		Lebanon – 0.2%

160		Lebanon Government International Bond, Reg S	5.450%	11/28/19	B–	158,374
130		Lebanon Government International Bond, Reg S	5.800%	4/14/20	B–	126,100
130		Lebanon Government International Bond, Reg S	8.250%	4/12/21	B–	122,200
		Total Lebanon				406,674

		Lithuania – 0.1%

200		Lithuania Government International Bond, Reg S	6.625%	2/01/22	A	220,774

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Luxembourg – 0.1%

$205		Atento Luxco 1 SA, 144A	6.125%	8/10/22	BB	$206,283

		Macedonia – 0.2%

340	EUR	North Macedonia Government International Bond, Reg S	3.975%	7/24/21	BB+	408,067

		Malaysia – 0.1%

230		Petronas Capital Ltd, Reg S	3.500%	3/18/25	A2	239,824

		Mexico – 1.1%

225		Mexico City Airport Trust, Reg S	4.250%	10/31/26	BBB+	223,762
400		Mexico Government International Bond	4.125%	1/21/26	A3	418,400
200		Mexico Government International Bond	4.500%	4/22/29	A3	214,400
310		Petroleos Mexicanos	6.500%	3/13/27	BBB+	305,722
55		Petroleos Mexicanos	5.350%	2/12/28	BBB+	50,056
205		Petroleos Mexicanos	6.500%	1/23/29	BBB+	198,337
160		Petroleos Mexicanos	5.500%	6/27/44	BBB+	128,120
792		Petroleos Mexicanos	6.750%	9/21/47	BBB+	705,276
316		Petroleos Mexicanos	6.350%	2/12/48	BBB+	271,286
		Total Mexico				2,515,359

		Morocco – 0.6%

310		Morocco Government International Bond, Reg S	5.500%	12/11/42	BBB–	352,202
410		OCP SA, Reg S	5.625%	4/25/24	BBB–	441,113
295		OCP SA, Reg S	4.500%	10/22/25	BBB–	301,841
280		OCP SA, Reg S	6.875%	4/25/44	BBB–	321,736
		Total Morocco				1,416,892

		Netherlands – 0.2%

425		Petrobras Global Finance BV	5.750%	2/01/29	Ba2	443,020

		Nigeria – 0.6%

265		Nigeria Government International Bond, 144A	6.500%	11/28/27	B+	265,202
200		Nigeria Government International Bond, 144A	7.143%	2/23/30	B+	202,218
200		Nigeria Government International Bond, Reg S	6.500%	11/28/27	B+	200,153
645		Nigeria Government International Bond, Reg S	7.875%	2/16/32	B+	673,582
		Total Nigeria				1,341,155

		Oman – 0.6%

260		Oman Government International Bond, 144A	3.625%	6/15/21	Ba1	256,100
400		Oman Government International Bond, 144A	6.500%	3/08/47	Ba1	345,013
305		Oman Government International Bond, 144A	6.750%	1/17/48	Ba1	268,761
455		Oman Government International Bond, Reg S	3.625%	6/15/21	Ba1	448,175
		Total Oman				1,318,049

		Panama – 0.4%

200		Aeropuerto Internacional de Tocumen SA, 144A	6.000%	11/18/48	BBB+	235,600
365		Panama Government International Bond	7.125%	1/29/26	BBB+	453,622
330		Panama Notas del Tesoro, 144A	3.750%	4/17/26	N/R	341,058
		Total Panama				1,030,280

		Papua New Guinea – 0.1%

200		Papua New Guinea Government International Bond, 144A	8.375%	10/04/28	B	213,000

		Paraguay – 0.9%

200		Paraguay Government International Bond, Reg S	4.625%	1/25/23	Ba1	210,002
480		Paraguay Government International Bond, Reg S	5.000%	4/15/26	Ba1	524,405
360		Paraguay Government International Bond, Reg S	4.700%	3/27/27	BB+	389,704
725		Paraguay Government International Bond, Reg S	6.100%	8/11/44	Ba1	862,757
		Total Paraguay				1,986,868

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Peru – 0.3%

$200		Hunt Oil Co of Peru LLC Sucursal Del Peru, Reg S	6.375%	6/01/28	BBB	$222,900
420		Peru LNG Srl, 144A	5.375%	3/22/30	BBB–	450,870
		Total Peru				673,770

		Qatar – 1.2%

540		Qatar Government International Bond, 144A	4.000%	3/14/29	AA–	581,850
825		Qatar Government International Bond, 144A	5.103%	4/23/48	AA–	982,781
200		Qatar Government International Bond, 144A	4.817%	3/14/49	AA–	229,208
560		Qatar Government International Bond, Reg S	2.375%	6/02/21	AA–	559,275
355		Qatar Government International Bond, Reg S	4.500%	4/23/28	AA–	397,067
		Total Qatar				2,750,181

		Romania – 0.8%

525		Romanian Government International Bond, 144A	2.000%	12/08/26	BBB–	631,618
105	EUR	Romanian Government International Bond, 144A	4.625%	4/03/49	BBB–	144,091
150	EUR	Romanian Government International Bond, Reg S	2.875%	3/11/29	BBB–	188,872
395	EUR	Romanian Government International Bond, Reg S	3.875%	10/29/35	BBB–	514,384
196		Romanian Government International Bond, Reg S	6.125%	1/22/44	BBB–	248,511
		Total Romania				1,727,476

		Russia – 2.5%

14,035	RUB	Russian Federal Bond – OFZ	6.900%	5/23/29	BBB–	216,066
600		Russian Foreign Bond – Eurobond, 144A	4.250%	6/23/27	BBB–	619,627
800		Russian Foreign Bond – Eurobond, 144A	4.375%	3/21/29	BBB–	829,524
400		Russian Foreign Bond – Eurobond, 144A	5.100%	3/28/35	BBB–	434,622
800		Russian Foreign Bond – Eurobond, Reg S	4.875%	9/16/23	BBB–	855,722
600		Russian Foreign Bond – Eurobond, Reg S	4.750%	5/27/26	BBB–	639,075
200		Russian Foreign Bond – Eurobond, Reg S	4.750%	5/27/26	BBB–	213,025
800		Russian Foreign Bond – Eurobond, Reg S	4.250%	6/23/27	BBB–	826,000
200		Russian Foreign Bond – Eurobond, Reg S	4.375%	3/21/29	BBB–	207,381
400		Russian Foreign Bond – Eurobond, Reg S	5.100%	3/28/35	BBB–	434,622
200		Russian Foreign Bond – Eurobond, Reg S	5.625%	4/04/42	BBB–	234,520
200		Russian Foreign Bond – Eurobond, Reg S	5.250%	6/23/47	BBB–	220,851
		Total Russia				5,731,035

		Saudi Arabia – 1.3%

340		Saudi Arabian Oil Co, 144A	2.750%	4/16/22	A1	343,032
200		Saudi Arabian Oil Co, 144A	3.500%	4/16/29	A1	202,465
200		Saudi Arabian Oil Co, 144A	4.250%	4/16/39	A1	202,283
200		Saudi Government International Bond, 144A	4.000%	4/17/25	A1	212,750
350		Saudi Government International Bond, Reg S	2.375%	10/26/21	A1	349,363
885		Saudi Government International Bond, Reg S	4.000%	4/17/25	A1	941,415
200		Saudi Government International Bond, Reg S	4.500%	4/17/30	A1	218,046
545		Saudi Government International Bond, Reg S	4.500%	10/26/46	A1	553,814
		Total Saudi Arabia				3,023,168

		Senegal – 0.7%

100	EUR	Senegal Government International Bond, 144A	4.750%	3/13/28	Ba3	113,952
200		Senegal Government International Bond, 144A	6.750%	3/13/48	Ba3	187,810
200		Senegal Government International Bond, Reg S	8.750%	5/13/21	Ba3	217,952
365		Senegal Government International Bond, Reg S	6.250%	7/30/24	Ba3	390,748
200		Senegal Government International Bond, Reg S	6.250%	5/23/33	Ba3	193,423
210		Senegal Government International Bond, Reg S	6.750%	3/13/48	Ba3	197,067
200		Senegal Government International Bond, Reg S	6.750%	3/13/48	Ba3	187,683
		Total Senegal				1,488,635

		Serbia – 0.1%

220		Serbia International Bond, Reg S	7.250%	9/28/21	BB	241,013

		South Africa – 0.5%

270		Eskom Holdings SOC Ltd, Reg S	6.750%	8/06/23	B3	282,571

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		South Africa (continued)

3,085	ZAR	Republic of South Africa Government Bond	8.000%	1/31/30	Baa3	$206,898
410		Republic of South Africa Government International Bond	5.875%	6/22/30	Baa3	444,626
200		Republic of South Africa Government International Bond	6.300%	6/22/48	Baa3	219,782
		Total South Africa				1,153,877

		Sri Lanka – 1.1%

305		Sri Lanka Government International Bond, 144A	6.850%	11/03/25	B	305,844
335		Sri Lanka Government International Bond, 144A	6.200%	5/11/27	B	317,418
200		Sri Lanka Government International Bond, 144A	7.850%	3/14/29	B	206,216
200		Sri Lanka Government International Bond, 144A	7.550%	3/28/30	B	200,432
200		Sri Lanka Government International Bond, Reg S	5.750%	1/18/22	B	200,541
415		Sri Lanka Government International Bond, Reg S	6.850%	11/03/25	B	416,148
200		Sri Lanka Government International Bond, Reg S	6.825%	7/18/26	B	199,296
680		Sri Lanka Government International Bond, Reg S	6.200%	5/11/27	B	644,310
		Total Sri Lanka				2,490,205

		Tunisia – 0.4%

305	EUR	Banque Centrale de Tunisie International Bond, 144A	6.750%	10/31/23	B+	355,257
500		Banque Centrale de Tunisie International Bond, Reg S	5.750%	2/17/24	B+	464,758
200		Banque Centrale de Tunisie International Bond, Reg S	5.750%	1/30/25	B+	186,900
		Total Tunisia				1,006,915

		Turkey – 1.7%

200		Export Credit Bank of Turkey, 144A	8.250%	1/24/24	BB–	208,798
870		Turkey Government International Bond	7.000%	6/05/20	BB	889,627
345		Turkey Government International Bond	5.625%	3/30/21	BB	349,821
200		Turkey Government International Bond	7.250%	12/23/23	BB	206,626
100	EUR	Turkey Government International Bond	4.625%	3/31/25	BB	113,298
175	EUR	Turkey Government International Bond	5.200%	2/16/26	BB	200,845
410		Turkey Government International Bond	4.875%	10/09/26	BB	366,950
250		Turkey Government International Bond	6.000%	3/25/27	BB	237,500
475		Turkey Government International Bond	5.125%	2/17/28	BB	424,382
200		Turkey Government International Bond	6.875%	3/17/36	BB	191,489
400		Turkey Government International Bond	6.000%	1/14/41	BB	345,000
495		Turkey Government International Bond	5.750%	5/11/47	BB	414,606
		Total Turkey				3,948,942

		Ukraine – 0.7%

117		Ukraine Government International Bond, 144A	7.750%	9/01/21	B–	122,115
100		Ukraine Government International Bond, 144A	7.750%	9/01/27	B–	102,752
643		Ukraine Government International Bond, 144A	7.375%	9/25/32	B–	631,555
100		Ukraine Government International Bond, Reg S	7.750%	9/01/25	B–	103,414
215		Ukraine Government International Bond, Reg S	7.750%	9/01/26	B–	221,371
190		Ukraine Government International Bond, Reg S	7.750%	9/01/26	B–	195,630
255		Ukraine Government International Bond, Reg S	7.375%	9/25/32	B–	250,473
		Total Ukraine				1,627,310

		United Arab Emirates – 0.4%

200		Abu Dhabi National Energy Co PJSC, 144A	4.875%	4/23/30	A	219,750
360		Abu Dhabi National Energy Co PJSC, Reg S	4.375%	6/22/26	A	381,606
200		Abu Dhabi National Energy Co PJSC, Reg S	4.875%	4/23/30	A	219,727
200		Oztel Holdings SPC Ltd, 144A	6.625%	4/24/28	Ba1	196,122
		Total United Arab Emirates				1,017,205

		Venezuela – 0.3%

1,877		Petroleos de Venezuela SA, Reg S, (7)	6.000%	11/15/26	N/R	281,513
360		Venezuela Government International Bond, Reg S, (7)	9.000%	5/07/23	CCC	95,400
1,040		Venezuela Government International Bond, Reg S, (7)	9.250%	5/07/28	C	274,300
		Total Venezuela				651,213

		Zambia – 0.1%

325		Zambia Government International Bond, Reg S	8.970%	7/30/27	B–	217,829
		Total Emerging Market Debt and Foreign Corporate Bonds (cost $79,708,829)				81,835,812

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 31.8% (21.8% of Total Investments) (8)

	Aerospace & Defense – 0.3%

$186	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.402%	1-Month LIBOR	2.000%	8/21/24	BBB–	$185,944
485	Transdigm, Inc., Term Loan F	4.830%	3-Month LIBOR	2.500%	6/09/23	Ba3	477,031
671	Total Aerospace & Defense						662,975

	Airlines – 1.0%

428	American Airlines, Inc., Term Loan 2025	4.061%	3-Month LIBOR	1.750%	6/27/25	BB+	417,007
1,940	American Airlines, Inc., Term Loan B	4.402%	1-Month LIBOR	2.000%	4/28/23	BB+	1,915,265
2,368	Total Airlines						2,332,272

	Auto Components – 0.1%

300	Johnson Controls Inc., Term Loan B	5.902%	1-Month LIBOR	3.500%	4/30/26	Ba3	298,219

	Beverages – 0.2%

418	Jacobs Douwe Egberts, Term Loan B	4.500%	1-Month LIBOR	2.000%	11/01/25	Ba2	416,724

	Biotechnology – 0.3%

733	Grifols, Inc., Term Loan B	4.635%	1-Week LIBOR	2.250%	1/31/25	BB	731,956

	Building Products – 0.4%

112	Fairmount, Initial Term Loan	6.598%	3-Month LIBOR	4.000%	6/01/25	BB–	91,540
865	Quikrete Holdings, Inc., Term Loan B	5.152%	1-Month LIBOR	2.750%	11/15/23	BB–	850,844
977	Total Building Products						942,384

	Capital Markets – 0.4%

494	Lions Gate Entertainment Corporation, Term Loan A	4.152%	1-Month LIBOR	2.000%	3/22/23	Ba2	490,356
468	RPI Finance Trust, Term Loan B6	4.402%	1-Month LIBOR	2.000%	4/17/23	BBB–	468,903
962	Total Capital Markets						959,259

	Chemicals – 0.5%

647	Axalta Coating Systems, Term Loan, First Lien	4.080%	3-Month LIBOR	1.750%	6/01/24	BBB–	640,114
441	H.B. Fuller Company, Term Loan B	4.383%	1-Month LIBOR	2.000%	10/21/24	BB+	433,915
151	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	151,901
1,239	Total Chemicals						1,225,930

	Commercial Services & Supplies – 1.0%

695	ADS Waste Holdings, Inc., Term Loan B	4.635%	1-Week LIBOR	2.250%	11/10/23	BB+	694,901
200	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.788%	3-Month LIBOR	4.250%	6/21/24	B–	193,269
1,037	Formula One Group, Term Loan B	4.902%	1-Month LIBOR	2.500%	2/01/24	B+	1,017,328
246	Trans Union LLC, Term Loan B3, (WI/DD)	TBD	TBD	TBD	TBD	BB+	245,778
42	West Corporation, Incremental Term Loan B1	6.022%	3-Month LIBOR	3.500%	10/10/24	B1	39,055
2,220	Total Commercial Services & Supplies						2,190,331

	Communications Equipment – 1.0%

500	CommScope, Inc., Term Loan B	5.652%	1-Month LIBOR	3.250%	4/04/26	Ba1	499,250
519	Plantronics, Term Loan B	4.902%	1-Month LIBOR	2.500%	7/02/25	Ba1	517,094
1,347	Univision Communications, Inc., Term Loan C5	5.152%	1-Month LIBOR	2.750%	3/15/24	B	1,284,328
2,366	Total Communications Equipment						2,300,672

	Consumer Finance – 0.4%

494	Vantiv LLC, Repriced Term Loan B4	4.145%	1-Week LIBOR	1.750%	8/20/24	BBB–	494,100
369	Verscend Technologies, Tern Loan B, (DD1)	6.902%	1-Month LIBOR	4.500%	8/27/25	B+	369,754
863	Total Consumer Finance						863,854

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Containers & Packaging – 0.2%

$349	Berry Global, Inc., Term Loan Q	4.412%	1-Month LIBOR	2.000%	10/03/22	BBB–	$347,412

	Distributors – 0.2%

387	SRS Distribution, Inc., Term Loan B	5.652%	1-Month LIBOR	3.250%	5/24/25	B3	372,067

	Diversified Consumer Services – 0.2%

498	Refinitiv, Term Loan B	6.152%	1-Month LIBOR	3.750%	10/01/25	B	483,274

	Diversified Financial Services – 0.2%

188	Lions Gate Entertainment Corp., Term Loan B	4.652%	1-Month LIBOR	2.250%	3/24/25	Ba2	186,425
9	Veritas US, Inc., Term Loan B1	6.890%	3-Month LIBOR	4.500%	1/27/23	B	8,374
574	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien, (7)	0.000%	N/A	N/A	6/30/22	Ca	209,543
771	Total Diversified Financial Services						404,342

	Diversified Telecommunication Services – 1.7%

1,206	CenturyLink, Inc., Term Loan B	5.152%	1-Month LIBOR	2.750%	1/31/25	BBB–	1,180,330
760	Frontier Communications Corporation, Term Loan B	6.160%	1-Month LIBOR	3.750%	6/15/24	B2	747,019
78	Intelsat Jackson Holdings, S.A., Term Loan B4	6.904%	1-Month LIBOR	4.500%	1/02/24	B1	78,752
125	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	126,145
227	Level 3 Financing, Inc., Tranche B, Term Loan	4.652%	1-Month LIBOR	2.250%	2/22/24	BBB–	225,255
498	Numericable Group S.A., Term Loan B13	6.394%	1-Month LIBOR	4.000%	8/14/26	B	488,067
1,000	Ziggo B.V., Term Loan E	4.894%	1-Month LIBOR	2.500%	4/15/25	B+	981,250
3,894	Total Diversified Telecommunication Services						3,826,818

	Electric Utilities – 0.4%

542	Vistra Operations Co., Term Loan B1	4.402%	1-Month LIBOR	2.000%	8/04/23	BBB–	541,861
257	Vistra Operations Co., Term Loan B3	4.397%	3-Month LIBOR	2.000%	12/31/25	BBB–	257,618
799	Total Electric Utilities						799,479

	Energy Equipment & Services – 0.1%

160	Seadrill Partners LLC, Initial Term Loan	8.330%	3-Month LIBOR	6.000%	2/21/21	CCC+	115,432

	Equity Real Estate Investment Trust – 0.6%

556	Communications Sales & Leasing, Inc., Shortfall Term Loan	7.402%	1-Month LIBOR	5.000%	10/24/22	Caa1	543,346
726	MGM Growth Properties, Term Loan B	4.402%	1-Month LIBOR	2.000%	3/23/25	BB+	722,055
1,282	Total Equity Real Estate Investment Trust						1,265,401

	Food & Staples Retailing – 1.6%

1,373	Albertson’s LLC, Term Loan B7	5.402%	1-Month LIBOR	3.000%	11/17/25	Ba2	1,368,133
2,270	US Foods, Inc., Term Loan B	4.402%	1-Month LIBOR	2.000%	6/27/23	BBB–	2,257,226
3,643	Total Food & Staples Retailing						3,625,359

	Health Care Equipment & Supplies – 0.2%

436	Acelity, Term Loan B	5.580%	3-Month LIBOR	3.250%	2/03/24	B1	437,192

	Health Care Providers & Services – 2.2%

775	Acadia Healthcare, Inc., Term Loan B3	4.902%	1-Month LIBOR	2.500%	2/11/22	Ba2	772,404
60	Air Medical Group Holdings, Inc., Term Loan B, (DD1)	5.644%	1-Month LIBOR	3.250%	4/28/22	B1	57,205
231	Brightspring Health, Term Loan B	6.921%	1-Month LIBOR	4.500%	3/05/26	B1	230,082
394	ConvaTec Healthcare, Term Loan B	4.580%	3-Month LIBOR	2.250%	10/25/23	BB	393,447
790	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	5.135%	1-Week LIBOR	2.750%	6/24/21	BBB–	790,403

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Health Care Providers & Services (continued)

$1,223	HCA, Inc., Term Loan B10	4.330%	3-Month LIBOR	2.000%	3/13/25	BBB–	$1,225,545
545	HCA, Inc., Term Loan B11, (DD1)	4.080%	3-Month LIBOR	1.750%	3/17/23	BBB–	545,769
266	Millennium Laboratories, Inc., Term Loan B, First Lien	8.902%	1-Month LIBOR	6.500%	12/21/20	Caa3	123,152
910	Select Medical Corporation, Term Loan B	4.850%	3-Month LIBOR	2.500%	3/06/25	Ba2	907,907
5,194	Total Health Care Providers & Services						5,045,914

	Health Care Technology – 0.6%

1,279	Emdeon, Inc., Term Loan, (DD1)	4.902%	1-Month LIBOR	2.750%	3/01/24	B+	1,270,927

	Hotels, Restaurants & Leisure – 3.7%

1,016	24 Hour Fitness Worldwide, Inc., Term Loan B	5.902%	1-Month LIBOR	3.500%	5/31/25	Ba3	1,013,275
466	Aramark Corporation, Term Loan	4.080%	3-Month LIBOR	1.750%	3/11/25	BBB–	465,457
1,746	Burger King Corporation, Term Loan B3	4.652%	1-Month LIBOR	2.250%	2/16/24	Ba3	1,736,234
557	Caesars Entertainment Operating Company, Inc., Term Loan B	4.402%	1-Month LIBOR	2.000%	10/06/24	BB	552,652
989	Caesars Resort Collection, Term Loan, First Lien, (DD1)	5.152%	1-Month LIBOR	2.750%	12/22/24	BB	973,197
500	Carrols Restaurant Group Inc., Term Loan B	5.660%	1-Month LIBOR	3.250%	4/30/26	B	497,812
853	Hilton Hotels, Term Loan B2	4.154%	1-Month LIBOR	1.750%	6/21/26	BBB–	854,038
494	Las Vegas Sands Corporation, Term Loan B	4.152%	1-Month LIBOR	1.750%	3/27/25	BBB–	490,709
497	Marriott Ownership Resorts, Term Loan B	4.652%	1-Month LIBOR	2.250%	8/29/25	Baa3	498,331
771	Seaworld Parks and Entertainment, Inc., Term Loan B5	5.402%	1-Month LIBOR	3.000%	3/31/24	B+	770,370
486	YUM Brands, Term Loan B	4.132%	1-Month LIBOR	1.750%	4/03/25	BBB–	486,026
8,375	Total Hotels, Restaurants & Leisure						8,338,101

	Household Durables – 0.2%

611	Serta Simmons Holdings LLC, Term Loan, First Lien	5.908%	1-Month LIBOR	3.500%	11/08/23	CCC+	398,653

	Household Products – 0.5%

1,242	Reynolds Group Holdings, Inc., Term Loan, First Lien	5.152%	1-Month LIBOR	2.750%	2/05/23	B+	1,234,162

	Interactive Media & Services – 0.2%

501	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien, (DD1)	5.576%	3-Month LIBOR	3.000%	11/03/23	BB–	463,532

	Internet & Direct Marketing Retail – 0.2%

495	Uber Technologies, Inc., Term Loan	6.411%	1-Month LIBOR	4.000%	4/04/25	B1	495,928

	Internet Software & Services – 0.2%

486	Ancestry.com, Inc., Term Loan, First Lien	5.660%	1-Month LIBOR	3.250%	10/19/23	B	486,048

	IT Services – 1.8%

492	First Data Corporation, Term Loan, First Lien	4.404%	1-Month LIBOR	2.000%	7/10/22	BB	491,972
412	First Data Corporation, Term Loan, First Lien	4.404%	1-Month LIBOR	2.000%	4/26/24	BB	412,476
349	Gartner, Inc., Term Loan A	3.902%	1-Month LIBOR	1.500%	3/20/22	BB+	349,984
416	GTT Communications, Inc., Term Loan, First Lien	5.150%	1-Month LIBOR	2.750%	5/31/25	B2	373,607
970	Leidos Holdings, Inc., Term Loan B	4.188%	1-Month LIBOR	1.750%	8/22/25	BBB–	970,757
490	Tempo Acquisition LLC, Term Loan B	5.402%	1-Month LIBOR	3.000%	5/01/24	B1	488,775
300	Travelport LLC, Term Loan B	7.541%	6-Month LIBOR	5.000%	5/30/26	B+	283,031
159	West Corporation, Term Loan B	6.522%	3-Month LIBOR	4.000%	10/10/24	B1	148,330
485	WEX, Inc., Term Loan B3, (WI/DD)	TBD	TBD	TBD	TBD	BB–	481,571
4,073	Total IT Services						4,000,503

	Life Sciences Tools & Services – 0.1%

238	Inventiv Health, Inc, Term Loan B	4.402%	1-Month LIBOR	2.000%	8/01/24	BB	237,812

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Machinery – 0.1%

$284	Gates Global LLC, Term Loan B	5.152%	1-Month LIBOR	2.750%	4/01/24	B+	$282,881

	Marine – 0.0%

112	Harvey Gulf International Marine, Inc., Exit Term Loan	8.743%	3-Month LIBOR	6.000%	7/02/23	B	107,223

	Media – 3.1%

500	CBS Outdoor Americas Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	500,080
881	Cequel Communications LLC, Term Loan B	4.644%	1-Month LIBOR	2.250%	1/15/26	BB	868,769
943	Charter Communications Operating Holdings LLC, Term Loan B	4.330%	3-Month LIBOR	2.000%	4/30/25	BBB–	943,137
205	Cineworld Group PLC, Term Loan B	4.652%	1-Month LIBOR	2.250%	2/28/25	BB–	202,449
453	Clear Channel Communications, Inc., Exit Term Loan, (DD1)	6.579%	3-Month LIBOR	4.000%	5/01/26	BB–	453,908
353	Cumulus Media, Inc., Exit Term Loan	6.910%	1-Month LIBOR	4.500%	5/15/22	B	352,889
499	EW Scripps, Term Loan B	5.152%	1-Month LIBOR	2.750%	5/01/26	BB	498,438
276	Gray Television, Inc., Term Loan B2	4.681%	1-Month LIBOR	2.250%	2/07/24	BB	275,813
511	Intelsat Jackson Holdings, S.A., Term Loan B	6.154%	1-Month LIBOR	3.750%	11/27/23	B1	506,422
386	Meredith Corporation, Tranche Term Loan B1	5.152%	1-Month LIBOR	2.750%	1/31/25	BB	386,005
86	Nexstar Broadcasting, Inc., Term Loan B3	4.690%	1-Month LIBOR	2.250%	1/17/24	BB	85,732
432	Nexstar Broadcasting, Inc., Term Loan B3	4.652%	1-Month LIBOR	2.250%	1/17/24	BB	429,282
494	Sinclair Television Group, Term Loan B2	4.660%	1-Month LIBOR	2.250%	1/03/24	BB+	488,117
355	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.902%	1-Month LIBOR	3.500%	8/24/22	B	355,506
517	UPC Financing Partnership, Term Loan AR1, First Lien	4.894%	1-Month LIBOR	2.500%	1/15/26	BB	516,473
259	WideOpenWest Finance LLC, Term Loan B	5.654%	1-Month LIBOR	3.250%	8/19/23	B	253,686
7,150	Total Media						7,116,706

	Mortgage Real Estate Investment Trust – 0.2%

437	Capital Automotive LP, Term Loan, First Lien	4.910%	1-Month LIBOR	2.500%	3/24/24	B1	432,048

	Multiline Retail – 0.1%

11	Belk, Inc., Term Loan B, First Lien	7.285%	3-Month LIBOR	4.750%	12/10/22	B2	8,799
247	EG America LLC, Term Loan, First Lien	6.330%	3-Month LIBOR	4.000%	2/05/25	B	243,121
258	Total Multiline Retail						251,920

	Oil, Gas & Consumable Fuels – 0.2%

208	Fieldwood Energy LLC, Exit Term Loan	7.652%	1-Month LIBOR	5.250%	4/11/22	B+	193,853
267	Fieldwood Energy LLC, Exit Term Loan, Second Lien	9.652%	1-Month LIBOR	7.250%	4/11/23	B+	224,790
475	Total Oil, Gas & Consumable Fuels						418,643

	Personal Products – 0.3%

700	Revlon Consumer Products Corporation, Term Loan B, First Lien	6.022%	3-Month LIBOR	3.500%	9/07/23	B3	586,920

	Pharmaceuticals – 0.6%

146	Valeant Pharmaceuticals International, Inc., Term Loan B	5.162%	1-Month LIBOR	2.750%	11/27/25	Ba2	145,419
1,223	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien, (DD1)	5.412%	1-Month LIBOR	3.000%	6/02/25	Ba2	1,223,384
1,369	Total Pharmaceuticals						1,368,803

	Professional Services – 0.3%

244	Nielsen Finance LLC, Term Loan B4	4.412%	1-Month LIBOR	2.000%	10/04/23	BBB–	241,756
478	On Assignment, Inc., Term Loan B	4.402%	1-Month LIBOR	2.000%	4/02/25	BB	478,713
722	Total Professional Services						720,469

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Real Estate Management & Development – 0.4%

$946	GGP, Initial Term Loan A2, (DD1)	4.652%	1-Month LIBOR	2.250%	8/24/23	BB+	$921,409

	Road & Rail – 0.2%

556	Avolon LLC, Term Loan B3	4.133%	1-Month LIBOR	1.750%	1/15/25	Baa2	556,220

	Semiconductors & Semiconductor Equipment – 0.4%

231	MaxLinear, Inc., Term Loan B	4.894%	1-Month LIBOR	2.500%	5/12/24	BB–	229,246
287	Microchip Technology., Inc, Term Loan B	4.410%	1-Month LIBOR	2.000%	5/29/25	Baa3	286,458
499	MKS Instruments, Inc., Term Loan	4.652%	1-Month LIBOR	2.250%	2/01/26	BB+	499,840
1,017	Total Semiconductors & Semiconductor Equipment						1,015,544

	Software – 2.4%

694	Ellucian, Term Loan B, First Lien	5.580%	3-Month LIBOR	3.250%	9/30/22	B	692,986
250	Epicor Software Corporation, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B2	248,750
486	Greeneden U.S. Holdings II LLC, Term Loan B	5.652%	1-Month LIBOR	3.250%	12/01/23	B2	481,492
607	Infor (US), Inc., Term Loan B	5.080%	3-Month LIBOR	2.750%	2/01/22	Ba3	606,015
486	Kronos Incorporated, Term Loan, First Lien	5.579%	3-Month LIBOR	3.000%	11/01/23	B	486,046
305	McAfee LLC, Term Loan B	6.152%	1-Month LIBOR	3.750%	9/29/24	B	304,824
123	Micro Focus International PLC, New Term Loan	4.902%	1-Month LIBOR	2.500%	6/21/24	BB–	121,124
833	Micro Focus International PLC, Term Loan B	4.902%	1-Month LIBOR	2.500%	6/21/24	BB–	817,982
495	Quintiles Transnational, Dollar Term Loan B3	4.152%	1-Month LIBOR	1.750%	6/11/25	BBB–	492,988
504	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.652%	1-Month LIBOR	2.250%	4/16/25	BB+	502,778
346	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.652%	1-Month LIBOR	2.250%	4/16/25	BB	344,800
451	TIBCO Software, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B1	452,579
5,580	Total Software						5,552,364

	Specialty Retail – 0.8%

88	Academy, Ltd., Term Loan B	6.439%	1-Month LIBOR	4.000%	7/01/22	CCC+	62,996
985	Belron Finance US LLC, Initial Term Loan B	5.065%	3-Month LIBOR	2.500%	11/07/24	BB	985,310
249	Petco Animal Supplies, Inc., Term Loan B1	5.833%	3-Month LIBOR	3.250%	1/26/23	B2	194,293
473	Petsmart Inc., Term Loan B, First Lien, (DD1)	6.670%	1-Month LIBOR	4.250%	3/11/22	B3	461,466
1,795	Total Specialty Retail						1,704,065

	Technology Hardware, Storage & Peripherals – 1.0%

469	BMC Software, Inc., Term Loan B	6.580%	3-Month LIBOR	4.250%	10/02/25	B	445,255
732	Dell International LLC, Refinancing Term Loan B	4.410%	1-Month LIBOR	2.000%	9/07/23	BBB–	729,480
1,053	Western Digital, Term Loan B	4.152%	1-Month LIBOR	1.750%	4/29/23	Baa2	1,032,917
2,254	Total Technology Hardware, Storage & Peripherals						2,207,652

	Trading Companies & Distributors – 0.6%

243	Fly Funding II S.a r.l., Term Loan B	4.560%	3-Month LIBOR	2.000%	2/09/23	BB+	242,424
566	HD Supply Waterworks, Ltd., Term Loan B	5.520%	3-Month LIBOR	3.000%	8/01/24	B+	565,933
486	Univar, Inc., Term Loan B	4.652%	1-Month LIBOR	2.250%	7/01/24	BB+	484,926
1,295	Total Trading Companies & Distributors						1,293,283

	Wireless Telecommunication Services – 0.4%

978	Sprint Corporation, Term Loan, First Lien	4.938%	1-Month LIBOR	2.500%	2/03/24	Ba2	964,465
$73,758	Total Variable Rate Senior Loan Interests (cost $73,457,372)						72,073,547

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Coupon	Issue price	Cap Price	Maturity		Value

	STRUCTURED NOTES – 0.4% (0.3% of Total Investments)

13,000	JPMorgan Chase Bank, National Association, Mandatory Exchangeable Note, Linked to Common Stock Qorvo, Inc. (Cap 116.43% of Issue Price), 144A	10.000%	$65.3580	$76.0960	8/02/19		$876,029
	Total Structured Notes (cost $849,654)						876,029

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (6)	Value

	CORPORATE BONDS – 0.0% (0.0% of Total Investments)

	Media – 0.0%

$132	iHeartCommunications Inc, (4), (7)			9.000%	12/15/19	N/R	$—
106	iHeartCommunications Inc			8.375%	5/01/27	B–	111,046
$238	Total Corporate Bonds (cost $111,266)						111,046

Shares	Description (1)						Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0%

388	Fieldwood Energy LLC, (2), (3)						$11,640
1,923	Fieldwood Energy LLC, (2), (3)						57,690
	Total Common Stock Rights (cost $54,874)						69,330

Shares	Description (1)						Value

	WARRANTS – 0.0% (0.0% of Total Investments)

	Industrials – 0.0%

1,176	HGIM Corp, (2)						$16,464
	Total Warrants (cost $47,040)						16,464
	Total Long-Term Investments (cost $291,549,671)						320,663,312

Principal Amount (000)	Description (1)			Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 4.7% (3.2% of Total Investments)

	REPURCHASE AGREEMENTS – 3.1% (2.1% of Total Investments)

$6,992	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $6,992,938, collateralized by $7,210,000 U.S. Treasury Notes, 1.625%, due 2/15/26, value $7,142,572			1.200%	7/01/19		$6,992,239

	INVESTMENT COMPANIES – 1.6% (1.1% of Total Investments)

3,673	BlackRock Liquidity Funds T-Fund Portfolio, (11)			2.218% (12)	N/A		3,672,635
	Total Short-Term Investments (cost $10,664,874)						10,664,874
	Total Investments (cost $302,214,545) – 146.1%						331,328,186
	Borrowings – (43.2)% (13), (14)						(97,900,000)
	Other Assets Less Liabilities – (2.9)% (15)						(6,602,376)
	Net Assets Applicable to Common Shares – 100%						$226,825,810

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Czech Koruna	4,580,000	U.S. Dollar	203,071	Barclays Bank PLC	9/18/19	$1,979
Polish Zloty	780,000	U.S. Dollar	207,995	Barclays Bank PLC	9/18/19	1,281
U.S. Dollar	5,432,256	Euro	4,762,000	BNP Paribas	9/18/19	(15,719)
Hungarian Forint	57,300,000	U.S. Dollar	203,570	Goldman Sacks Bank USA	9/18/19	(924)
U.S. Dollar	223,428	Euro	195,000	Goldman Sacks Bank USA	9/18/19	338
Chilean Peso	136,500,000	U.S. Dollar	196,488	JPMorgan Chase Bank N.A.	9/23/19	5,039
Colombian Peso	639,400,000	U.S. Dollar	195,565	JPMorgan Chase Bank N.A.	9/18/19	2,484
Egyptian Pound	480,000	U.S. Dollar	25,410	JPMorgan Chase Bank N.A.	7/09/19	3,283
Egyptian Pound	3,770,000	U.S. Dollar	220,507	JPMorgan Chase Bank N.A.	9/18/19	(39)
Peruvian Sol	797,000	U.S. Dollar	238,238	JPMorgan Chase Bank N.A.	9/18/19	3,022
Philippine Peso	4,300,000	U.S. Dollar	82,399	JPMorgan Chase Bank N.A.	9/18/19	1,208
U.S. Dollar	131,507	Brazilian Real	526,000	JPMorgan Chase Bank N.A.	9/04/19	(4,673)
Euro	107,000	U.S. Dollar	122,468	UBS AG	9/18/19	(54)
Total						$(2,775)
Total unrealized appreciation on forward foreign currency contracts						$18,634
Total unrealized depreciation on forward foreign currency contracts						$(21,409)

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Eurex Euro-Bobl	Short	(13)	9/19	$(1,978,882)	$(1,987,332)	$(8,450)	$(8,450)
Eurex Euro-Bund	Short	(11)	9/19	(2,139,500)	(2,160,650)	(21,150)	(1,501)
Eurex Euro-Buxl	Short	(1)	9/19	(224,190)	(230,718)	(6,528)	205
Total				$(4,342,572)	$(4,378,700)	$(36,128)	$(9,746)
Total receivable for variation margin on futures contracts							$205
Total payable for variation margin on futures contracts							$(9,951)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (16)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank N.A.	$56,200,000	Receive	1-Month LIBOR	1.969%	Monthly	6/01/18	7/01/25	7/01/27	$(1,466,328)	$(1,466,328)
Total unrealized depreciation on interest rate swaps										$(1,466,328)

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(8)

Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 29.5%.

(14)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(15)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

BRL	Brazilian Real

DD1	Portion of investment purchased on a delayed delivery basis.

EUR	Euro

IDR	Indonesian Rupiah

LIBOR	London Inter-Bank Offered Rate

N/A	Not applicable

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

RUB	Russian Ruble

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

ZAR	South African Rand

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2019

(Unaudited)

Assets
Long-term investments, at value (cost $291,549,671)	$320,663,312
Short-term investments, at value (cost approximates value)	10,664,874
Cash denominated in foreign currencies (cost $183,811)	184,727
Cash collateral at brokers for investments in futures contracts(1)	38,404
Unrealized appreciation on forward foreign currency contracts	18,634
Receivable for:
Dividends	549,358
Interest	1,406,197
Investments sold	2,085,050
Reclaims	111,100
Variation margin on futures contracts	205
Other assets	128,603
Total assets	335,850,464
Liabilities
Borrowings	97,900,000
Unrealized depreciation on:
Forward foreign currency contracts	21,409
Interest rate swaps	1,466,328
Payable for:
Dividends	4,249,863
Investments purchased	4,924,136
Variation margin on futures contracts	9,951
Accrued expenses:
Management fees	228,603
Interest on borrowings	27,458
Trustees fees	74,611
Other	122,295
Total liabilities	109,024,654
Net assets applicable to common shares	$226,825,810
Common shares outstanding	19,736,517
Net asset value (“NAV”) per common share outstanding	$11.49
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$197,365
Paid-in surplus	205,975,512
Total distributable earnings	20,652,933
Net assets applicable to common shares	$226,825,810
Authorized shares:
Common	Unlimited
Preferred	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2019

(Unaudited)

Investment Income
Dividends	$3,174,652
Interest	4,233,384
Foreign tax withheld on dividend income	(165,185)
Total investment income	7,242,851
Expenses
Management fees	1,371,318
Interest expense on borrowings	1,657,474
Custodian fees	90,458
Trustees fees	4,378
Professional fees	25,251
Shareholder reporting expenses	18,819
Shareholder servicing agent fees	1,099
Stock exchange listing fees	3,403
Investor relations expense	9,141
Other	12,517
Total expenses	3,193,858
Net investment income (loss)	4,048,993
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	508,659
Forward foreign currency contracts	223,433
Futures contracts	(188,289)
Swaps	149,152
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	29,760,670
Forward foreign currency contracts	24,253
Futures contracts	(22,356)
Swaps	(2,824,744)
Net realized and unrealized gain (loss)	27,630,778
Net increase (decrease) in net assets applicable to common shares from operations	$31,679,771

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 6/30/19	Year Ended 12/31/18
Operations
Net investment income (loss)	$4,048,993	$7,558,751
Net realized gain (loss) from:
Investments and foreign currency	508,659	5,021,741
Forward foreign currency contracts	223,433	391,667
Futures contracts	(188,289)	(129,806)
Swaps	149,152	55,387
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	29,760,670	(41,061,152)
Forward foreign currency contracts	24,253	57,186
Futures contracts	(22,356)	(50,200)
Swaps	(2,824,744)	658,625
Net increase (decrease) in net assets applicable to common shares from operations	31,679,771	(27,497,801)
Distributions to Common Shareholders
Dividends	(8,585,385)	(12,234,545)
Return of capital	—	(7,313,269)
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,585,385)	(19,547,814)
Capital Share Transactions
Cost of common shares repurchased or retired	—	(88,700)
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	—	55,017
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(33,683)
Net increase (decrease) in net assets applicable to common shares	23,094,386	(47,079,298)
Net assets applicable to common shares at the beginning of period	203,731,424	250,810,722
Net assets applicable to common shares at the end of period	$226,825,810	$203,731,424

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2019

(Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$31,679,771
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(82,984,069)
Proceeds from sales and maturities of investments	87,254,912
Proceeds from (Purchases of) short-term investments, net	(6,961,816)
Proceeds from (Payments for) closed foreign currency spot contracts	17,529
Capital gain and return of capital distributions from investments	573,461
Amortization (Accretion) of premiums and discounts, net	4,509
(Increase) Decrease in:
Receivable for dividends	3,617
Receivable for interest	(12,592)
Receivable for investments sold	(1,815,943)
Receivable for reclaims	(9,724)
Receivable for variation margin on futures contracts	(205)
Other assets	(4,657)
Increase (Decrease) in:
Payable for investments purchased	3,803,154
Payable for variation margin on futures contracts	9,935
Accrued management fees	(2,209)
Accrued interest on borrowings	19,893
Accrued Trustees fees	(7,171)
Accrued other expenses	(22,295)
Net realized (gain) loss from investments and foreign currency	(508,659)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(29,760,670)
Forward foreign currency contracts	(24,253)
Swaps	2,824,744
Net cash provided by (used in) operating activities	4,077,262
Cash Flows from Financing Activities:
Cash distributions paid to common shareholders	(4,335,522)
Net cash provided by (used in) financing activities	(4,335,522)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(258,260)
Cash, cash denominated in foreign currency, and cash collateral at brokers at the beginning of period	481,391
Cash, cash denominated in foreign currency, and cash collateral at brokers at the end of period	223,131

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,566,596

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest ment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repur chased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2019(e)	$10.32	$0.21	$1.40	$1.61	$(0.44)	$—	$—	$(0.44)	$—		$11.49	$10.65
2018	12.70	0.38	(1.77)	(1.39)	(0.40)	(0.22)	(0.37)	(0.99)	—	*	10.32	9.23
2017	12.54	0.47	1.03	1.50	(0.51)	(0.62)	(0.21)	(1.34)	—		12.70	12.30
2016	12.53	0.46	0.62	1.08	(0.49)	(0.59)	—	(1.08)	0.01		12.54	11.17
2015	13.56	0.46	(0.42)	0.04	(0.85)	(0.15)	(0.08)	(1.08)	0.01		12.53	10.83
2014	12.84	0.48	1.27	1.75	(1.03)	—	—	(1.03)	—	*	13.56	11.77

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2019(e)	$97,900	$3,317
2018	97,900	3,081
2017	112,900	3,222
2016	112,400	3,203
2015	116,500	3,135
2014	116,500	3,320

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Common Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

15.59%	20.24%	$226,826	2.87	%**	3.64	%**	26%
(11.47)	(17.87)	203,731	2.76		3.21		45
12.21	22.48	250,811	2.30		3.66		46
8.96	13.28	247,632	2.07		3.65		74
0.39	1.24	248,703	1.91		3.43		49
13.97	13.82	270,328	1.84		3.56		50

(a)	Per share Net Investment Income (Loss) is calculated using the average daily common shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per common share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 9 – Borrowing Arrangements).
• Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2019(e)	1.49	%**
2018	1.34
2017	0.90
2016	0.64
2015	0.47
2014	0.41

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended June 30, 2019.
*	Rounds to less than $0.01 per common share.
**	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Diversified Dividend and Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JDD.” The Fund was organized as a Massachusetts business trust on July 18, 2003.

The end of the reporting period for the Fund is June 30, 2019, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2019 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions.

The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management LLC (“Symphony”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and Symphony are each an affiliate of Nuveen. NWQ manages the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. Security Capital manages the real estate investment trust (“REIT”) strategy portion of the Fund consisting of a portfolio focused on dividend-paying common stock REITs. Symphony manages the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. Wellington manages the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. Wellington also manages the Fund’s forward foreign currency strategy. The Adviser is responsible for managing the Fund’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objectives are high current income and total return. The Fund invests approximately equal proportions in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by REITs, emerging markets sovereign debt, and adjustable rate senior loans. The Fund expects to invest between 40% and 70% of its managed assets in equity security holdings and between 30% and 60% of its managed assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$4,474,578

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as a component of “Interest Income” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund common shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by common shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in common shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of forward foreign currency contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s common shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange common shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks**	$50,369,876	$32,762,026	$14,213		$83,146,115
Real Estate Investment Trust (REIT) Common Stocks	82,534,969	—	—		82,534,969
Emerging Market Debt and Foreign Corporate Bonds	—	81,835,812	—		81,835,812
Variable Rate Senior Loan Interests	—	72,073,547	—		72,073,547
Structured Notes**	—	876,029	—		876,029
Corporate Bonds	—	111,046	—	****	111,046
Common Stock Rights**	—	69,330	—		69,330
Warrants**	—	16,464	—		16,464

Short-Term Investments:
Repurchase Agreements	—	6,992,239	—		6,992,239
Investment Companies	3,672,635	—	—		3,672,635

Investments in Derivatives:
Forward Foreign Currency Contracts****	—	(2,775)	—		(2,775)
Futures Contracts****	(36,128)	—	—		(36,128)
Interest Rate Swaps****	—	(1,466,328)	—		(1,466,328)
Total	$136,541,352	$193,267,390	$14,213		$329,822,955
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, when applicable.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Notes to Financial Statements (Unaudited) (continued)

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Germany	$12,479,688	3.8%
United Kingdom	9,326,259	2.8
Japan	8,866,440	2.7
Russia	5,731,035	1.7
France	5,540,087	1.7
Croatia	3,857,982	1.2
Turkey	3,740,144	1.1
Netherlands	3,574,989	1.1
Canada	3,379,145	1.0
Egypt	3,284,932	1.0
Ireland	3,086,735	0.9
Spain	3,047,018	0.9
Saudi Arabia	3,023,168	0.9
Argentina	2,973,460	0.9
Azerbaijan	2,963,986	0.9
Other	65,388,255	19.7
Total non-U.S. securities	$140,263,323	42.3%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$6,992,239	$(6,992,239)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Contracts

The Fund is authorized to enter into forward foreign currency contracts (“forward contracts”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund continued to utilize forward foreign currency contracts to reduce the currency risk of select local currency denominated emerging market bonds, as well as to actively manage certain currency exposures in an attempt to benefit from potential appreciation.

The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency contracts outstanding*	$8,566,118
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency contracts	$18,634	Unrealized depreciation on forward foreign currency contracts	$(21,409)

Notes to Financial Statements (Unaudited) (continued)

The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Contracts*	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Barclays Bank PLC	$3,260	$—	$3,260	$—	$3,260
BNP Paribas	—	(15,719)	(15,719)	—	(15,719)
Goldman Sacks Bank USA	338	(924)	(586)	—	(586)
JPMorgan Chase Bank N.A	15,036	(4,712)	10,324	—	10,324
UBS AG	—	(54)	(54)	—	(54)
Total	$18,634	$(21,409)	$(2,775)	$—	$(2,775)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Contracts
Foreign currency rate	Forward contracts	$223,433	$24,253

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$4,275,612
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Recievable for variation margin on futures contracts*	$(6,528)	Payable for variation margin on futures contracts*	$(29,600)
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(188,289)	$(22,356)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$56,200,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	—	Unrealized depreciation on interest rate swaps**	$(1,466,328)
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities, when applicable and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contacts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amount Not Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$—	$(1,466,328)	$(1,466,328)	$—	$1,466,328	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$149,152	$(2,824,744)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares Transactions

Transactions in common shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/19	Year Ended 12/31/18
Common Shares:
Issued to shareholders due to reinvestment of distributions	—	4,584
Repurchased and retired	—	(10,000)
Weighted average common share:
Price per share repurchased and retired	—	$8.85
Discount per share repurchased and retired	—	15.63%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $82,984,069 and $87,254,912, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis as of June 30, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$304,608,192
Gross unrealized:
Appreciation	$38,830,561
Depreciation	(12,110,567)
Net unrealized appreciation (depreciation) of investments	$26,719,994

Tax cost of forward contracts	$(10,249)
Net unrealized appreciation (depreciation) of forward contracts	7,474

Tax cost of futures contracts	$(36,128)
Net unrealized appreciation (depreciation) of futures contracts	—

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	(1,466,328)

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to foreign currency transactions, treatment of notional principal contracts and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2018, the Fund’s last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2018, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2018 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$7,847,651
Distributions from net long-term capital gains	4,386,894
Return of capital	7,313,269

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[2]	$519,193
Late-year ordinary losses[3]	15,025

[2] Capital losses incurred from November 1, 2018 through December 31, 2018, the Fund’s last tax year end.
[3] Specified losses incurred from November 1, 2018 through December 31, 2018.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2019, the complex-level fee for the Fund was 0.1577%.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

Borrowing

The Fund has entered into a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has a $115,000,000 (maximum commitment amount) committed 364-day revolving line of credit (“Borrowing”) with its custodian bank. As of the end of the reporting period, the outstanding balance on these Borrowings was $97,900,000.

During May 2019, the Fund renewed the Borrowings with its custodian bank through May 15, 2020. The Fund incurred a 0.05% amendment fee based on the maximum commitment amount of the Borrowings. All other terms remained unchanged.

Prior to the Renewal Date, interest is charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) one-month LIBOR rate plus 0.75% or (b) the Federal Funds rate plus 0.75%. The Fund also accrued a 0.15% per annum commitment fee on the undrawn balance based on the maximum commitment amount of the Borrowings to the extent the unused portion of the Borrowings is less than 50% of the maximum commitment amount, otherwise the per annum commitment fee is 0.25%.

Effective on the Renewal Date, Interest is charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) one-month LIBOR rate plus 0.70%. The Fund also accrued a 0.15% per annum commitment fee on the undrawn balance based on the maximum commitment amount of the Borrowings to the extent the unused portion of the Borrowings is less than 50% of the maximum commitment amount, otherwise the per annum commitment fee is 0.25%.

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings was $97,900,000 and 3.22%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by assets in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense, commitment fees and the amendment fee are each recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Fund and it did not have a material impact on the Fund’s financial statements.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund’s financial statements.

11. Subsequent Event

Complex-Level Management Fee

Effective August 1, 2019 (subsequent to the close of the reporting period), “eligible assets” of the complex-level management fee will include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-Port. You may obtain this information directly from the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JDD
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Blended Index (Comparative Benchmark): The performance is a blended return consisting of: 1) 25% of the return of the Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. 2) 25% of the return of the Wilshire U.S. Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 3) 25% of the return of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 4) 25% of the return of the Credit Suisse Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

∎

Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

S&P 500®: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreements (the “Sub-Advisory Agreements”) with each of NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management LLC (“Symphony”) and Wellington Management Company LLP (“Wellington,” and each of NWQ, Security Capital, Symphony and Wellington, a “Sub-Adviser”) pursuant to which the Sub-Advisers serve as the sub-advisers to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub-Advisory Agreements on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and each Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Advisers; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or a Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

•

Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

•

Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•

Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;

•

Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and

•	with respect specifically to closed-end funds, such initiatives also included:

•

Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;

•

Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;

•	Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Advisers and recognized that the Sub-Advisers and their investment personnel generally are responsible for the management of a portion of the Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Advisers and considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the Nuveen funds sub-advised by each Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of each Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.

The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2018, as well as performance information reflecting the first quarter of 2019. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.

In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that the Fund’s performance was below its blended benchmark for the one-, three- and five-year periods and the Fund ranked in the fourth quartile of its Performance Peer Group in the one- and five-year periods and third quartile in the three-year period. In considering performance, the Board, however, recognized that the Fund’s Performance Peer Group was ranked low for relevancy. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance and was satisfied with the Adviser’s explanation but noted that it would continue to monitor the performance of the Fund.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.

With respect to the Sub-Advisers, the Board considered the sub-advisory fee paid to each Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.

The Independent Board Members noted that the Fund had a net management fee and net expense ratio in line with its respective peer average. Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the affiliated Sub-Advisers, such other clients may include: retail and institutional managed accounts (with respect to NWQ and Symphony); hedge funds (with respect to Symphony); sub-advised funds outside the Nuveen family (with respect to NWQ and Symphony); foreign investment companies offered by Nuveen (with respect to NWQ); and collective investment trusts (with respect to NWQ). The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that NWQ and Symphony were affiliated sub-advisers and reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee), and foreign investment companies offered by Nuveen, as applicable. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by NWQ and Symphony, the hedge funds advised by Symphony (along with their performance fee) and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.

In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and hedge funds and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that each Sub-Adviser’s fee is essentially for portfolio management services and therefore, with respect to NWQ and Symphony, more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

The Board recognized that Security Capital and Wellington were unaffiliated sub-advisers. With respect to Security Capital, the Independent Board Members reviewed the average fee rates that such Sub-Adviser charges for other clients and noted that its sub-advisory fees with respect to the Fund were reasonable in relation to the fees it assessed other clients. With respect to Wellington, the Independent Board Members considered such Sub-Adviser’s financial information for its advisory activities with respect to the applicable Nuveen funds. The Independent Board Members noted that the Sub-Advisory Agreements with Security Capital and Wellington, including the fees thereunder, were the result of arm’s length negotiations.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.

The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Advisers from their relationships with the Nuveen funds. With respect to NWQ and Symphony, the Independent Board Members reviewed the Sub-Advisers’ revenues, expenses and revenue margins (pre- and post-tax) for their advisory activities for the calendar year ended December 31, 2018. With respect to Security Capital, the Independent Board Members considered a profitability and margin analysis for the Sub-Adviser, including revenues, expenses and operating margins for its advisory services to the applicable Nuveen funds for the calendar years 2018 and 2017. With respect to Wellington, the Board reviewed certain unaudited financial data of the Sub-Adviser, including the revenues, expenses and net income (pre-tax and post-tax) for the years ended December 31, 2018, 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that NWQ, Symphony and Security Capital engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board, however, noted that the benefits for such Sub-Advisers when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although NWQ, Symphony and Security Capital may benefit from the receipt of research and other services that they may otherwise have to pay for out of their own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of such Sub-Advisers to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients. The Board noted that Wellington does not participate in soft dollar arrangements with respect to Fund portfolio transactions.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/
closed-end-funds

Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	ESA-B-0619D 915389-INV-B-08/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 5, 2019